SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 14, 2005


                               Neurologix, Inc.
            (Exact name of registrant as specified in its charter)


           DELAWARE                    0-13347            06-1582875
-------------------------------------------------------------------------
(State or other jurisdiction of      (Commission       I.R.S. Employer
incorporation or organization)       File Number)    Identification No.)


     ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                     07024
-------------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)


                                 (201) 592-6451
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On March 14, 2004, the registrant executed a definitive employment agreement and stock option agreement with its President and Chief Executive Officer, Dr. Michael Sorell. The agreements are retroactively effective as of September 21, 2004 and reflect on all substantive matters the term sheet approved by the registrant's board of directors on September 21, 2004. A summary of the material items of the agreements was included in the Current Report on Form 8-K filed by the registrant on September 24, 2004, which is incorporated herein by reference. Dr. Sorell's employment agreement provides for the issuance of 1,150,000 stock options. Of the total stock options granted, 273,892 stock options were granted out of the remaining shares available for issuance under the registrant's 2000 Stock Option Plan (the "Plan") and although the balance of 876,108 stock options was not granted out of the shares approved by shareholders under the Plan, the stock options are otherwise governed by the terms of the Plan and the stock option agreement. The employment agreement and stock option agreement are filed herewith as Exhibits 10.1 and 10.2, respectively.


Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index below.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NEUROLOGIX, INC.

Dated: March 18, 2005                             By: /s/ Mark S. Hoffman
                                                  -----------------------------
                                                  Name:  Mark S. Hoffman
                                                  Title: Secretary and Treasurer

                                 EXHIBIT INDEX

    Exhibit No.     Description
    ----------      -----------

        10.1 Employment Agreement with Michael Sorell, M.D. dated as of September 21, 2004

        10.2 Stock Option Agreement with Michael Sorell, M.D. dated as of September 21, 2004